                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC   20549

                                  FORM 8-K/A

                          CURRENT REPORT PURSUANT TO
                         SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  September 3, 1996
                                                         -----------------


                         Evergreen Media Corporation
                         ---------------------------
                         (Exact Name of Registrant as
                            Specified in Charter)



    Delaware                                                 75 2247099
- ------------------                                      --------------------
(State or Other                                            (IRS Employer
  Jurisdiction                                           Identification No.)
of Incorporation)


                        433 East Las Colinas Boulevard
                                  Suite 1130
                             Irving, Texas  75039
                        ------------------------------
                            (Address of Principal
                              Executive Offices)



                                (972) 869-9020
                              ------------------
                            (Registrant's telephone
                         number, including area code)

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ITEM 5.   Other Events
          ------------

          Financial Information for Evergreen Media Corporation
          -----------------------------------------------------

          On August 8, 1996 the Company declared a three-for-two split effected in the form of a stock dividend payable on August 26, 1996 to shareholders of record at the close of business on August 19, 1996. All share data contained in the accompanying financial statements have been retroactively adjusted to give effect to the stock dividend.

           On May 15, 1996, the shareholders of the Company amended its Certificate of Incorporation to increase the authorized shares of the Company from 31,000,000 to 75,000,000.

          The Company hereby provides the following information, not otherwise called for by this form but of importance to securityholders, in regard to the
Company: (1) the Company's Consolidated Financial Statements as of December 31, 1994 and 1995 and for each of the years in the three year period ended December 31, 1995, included on pages A-1 to A-24 of this report and (2) the Company's Consolidated Financial Statements as of March 31, 1996 and for the three month period ended March 31, 1995 and 1996 (unaudited) on pages A-25 to B-32 of this report.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          7 (c) Exhibits
          --------------

          (13.1) Evergreen Media Corporation Consolidated Financial Statements as of December 31, 1994 and 1995 and for each of the years in the three year period ended December 31, 1995 and Independent Auditor's Report.

          (13.1) Evergreen Media Corporation Consolidated Financial Statements as of March 31, 1996 and for the three month periods ended March 31, 1995 and 1996.

          (23.1)  Consent of KPMG Peat Marwick LLP, independent accountants.

          (27.1)  Financial Data Schedule for the Company's Consolidated
                Financial Statements for the year ended December 31, 1995.

          (27.2)  Financial Data Schedule for the Company's Consolidated
                Financial Statements for the quarterly period ended March 31, 1996.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Evergreen Media Corporation



                                By:  /s/ MATTHEW E. DEVINE
                                   -----------------------
                                   Matthew E. Devine
                                   Chief Financial Officer


Date:  September 18, 1996